Exhibit 99.1

Corporate Presentation May 2010

Safe Harbor This presentation contains certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 relating to the business, operations and financial condition of Amicus, including but not limited to preclinical and clinical development of Amicus' candidate drug products, the timing and reporting of results from preclinical studies and clinical trials evaluating Amicus' candidate drug products, business development opportunities, and the projected cash position for the Company. Words such as, but not limited to, "look forward to," "believe," "expect," "anticipate," "estimate," "intend," "likely," "should" and "could," and similar expressions or words, identify forward- looking statements. Although Amicus believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, there can be no assurance that its expectations will be realized. Actual results could differ materially from those projected in Amicus' forward looking statements due to numerous known and unknown risks and uncertainties, including the "Risk Factors" described in our Annual Report on Form 10-K for the year ended December 31, 2009. Amicus does not undertake any obligation to publicly update any forward-looking statement to reflect events or circumstances after the date on which any such statement is made, or to reflect the occurrence of unanticipated events.

Amicus Therapeutics Overview Shares outstanding: As of March 31, 2010 27.6 million Price per share: As of May 10, 2010 $3.01 Market Cap: $68 million Cash Position: As of March 31, 2010 $81.4 2010 expected burn: $40-50 million Pioneer in development of pharmacological chaperone technology Focused on rare diseases and CNS diseases Lead program Amigal in Phase 3 for Fabry disease

Pipeline
Building meaningful rare disease and CNS franchises

Slide 3


Preclinical
Phase 1
Phase 2
Phase 3
Amigal™
Fabry Disease
Monotherapy
ERT Combo Therapy
AT2220
Pompe Disease
ERT Combo Therapy
Plicera™
Gaucher Disease
ERT Combo Therapy
Parkinson's Disease
Alzheimer's Disease

Expected Key Events

- ✓Complete enrollment US Ph3 Q410; Results mid-2011
- ✓Initiate EU Ph3 2H10
- ✓Initiate Amigal-ERT Phase 2 Study 2H10
- ✓Plicera-ERT Combo preclinical POC data 2H10
- ✓Advanced POC data and IND candidate selection 2H10
- ✓Target assessment and initial POC data 2H10

Amicus Therapeutics

RARE DISEASE FRANCHISE AmigalTM for Fabry Disease

Amigal for Fabry Disease Phase 3 program is our number one strategic priority Phase 2 and Phase 2 extension data suggest promising Phase 3 outcome Specific entry criteria to enrich study populations for Phase 3 Clear path to registration through agreement with FDA Confident in likelihood of successful US registration trial

Amigal for Fabry Disease
US registration trial (Study 011) designed for success

Slide 6

Study Design	▪ 6 month trial length ▪ Placebo-controlled ▪ N=60; ~40 sites globally
Patient Population	▪ Naïve to ERT or off ERT > 6 months ▪ Responsive mutation ▪ Elevated urine GL-3
Primary Endpoint	▪ Kidney interstitial capillary GL-3 at 6 months
Secondary Endpoints	▪ Urine GL-3, GFR, 24-hour urine protein, safety and tolerability
Status	▪ First patient dosed Q4 09 ▪ Expect to complete enrollment Q4 2010 ▪ Results expected mid-2011

Amicus Therapeutics

Amigal for Fabry Disease Positive Phase 2 results 26 subjects treated for 12-24 weeks Amigal was generally well tolerated Treatment increased levels of ^-Gal A Treatment decreased levels of kidney GL-3 23 subjects entered voluntary long-term extension study Phase 2 responders would meet Phase 3 entry criteria Phase 2 26 Subjects (17 M / 9 F) 19 Responders (14 M / 5 F) 11 Kidney Biopsy (6 M / 5 F)

Amigal Increases Level of Target Enzyme Note: Males only; Mean and standard error; Responders have mutations eligible for Phase 3 Preliminary Data Responders (n=14) Non-Responders (n=3) 4-5 fold increase 0-2 fold increase Similar increases also observed in kidney and skin

-65% N/A Male Responders 5/5 elevated at baseline 5/5 demonstrated a reduction Median 65% reduction Note: M = missing sample or cells not present; % represents change from baseline to last timepoint Amigal Decreases Kidney Interstitial Capillary GL-3 -20% -60% -95% -100% Female Responders 5/5 elevated at baseline 5/5 demonstrated a reduction Median 65% reduction Lower baseline levels due to X-linked nature of disease Preliminary Data

Majority of Responders Met PE for Phase 3
≥50% Reduction in Kidney Interstitial Capillary GL-3

Slide 10


Percentage of Subjects With ≥50% Reduction in Kidney Interstitial Capillary GL-3
100%
80%
60%
40%
20%
0%
5/9
7/10
1st Post-Treatment Biopsy
Week 12/24
(n=9)
2nd Post-Treatment Biopsy
Week 48/LOCF
(n=10)

Primary Endpoint

- Percentage of subjects with a ≥50% Reduction in kidney interstitial capillary GL-3
- Amigal versus Placebo

Note: LOCF is last observation carried forward; Responders have mutations eligible for Ph3

Amicus Therapeutics
Preliminary Data

All Responders (n=17) Subset Responders on 150 mg QOD (n=7) Non-Responders (n=7) -34% -52% Amigal Decreases Urinary GL-3 Phase 3 secondary endpoint Note: Median and 25%, 75% quartiles presented; Fabrazyme Ph3 study reported a 23% reduction in urine GL-3 200% +106% Preliminary Data

Long-Term Phase 2 Extension Study Data presented in February 2010 Phase 2 extension study overview 23 of 26 subjects from original Phase 2 study enrolled Cumulative 70+ patient-years on Amigal 15 subjects on treatment for approximately 2-3 years 8 subjects on treatment for more than 3 years 19 subjects continue to be treated in Phase 2 extension study Safety Amigal generally well tolerated No drug-related serious adverse events Renal function evaluated by two measures Estimated glomerular filtration rate (eGFR) Proteinuria Results suggest potential clinical benefit in renal function Preliminary Data

The Rate of Change in eGFR is Comparable To Rates Reported in the Literature for ERT Mean (SD) annualized change in GFR or eGFR (ml/min/1.73m2/yr) No treatment ERT Amigal Study Branton, 2002 Schwart-ing, 2006 West, 2009 Germain, 2007 Breunig, 2006 West, 2009 Germain, 2007 Breunig, 2006 West, 2009 AT1001 Ph2, ALL AT1001 Ph2, R* N, yrs n=14, 4 yrs n=20, 1 yr n=54, 0.5 yrs n=10, 4.3 yrs n=6, 1.9 yrs n=22, 2.1 yrs n=42, 4.3 yrs n=9, 1.9 yrs n=58, 2.1 yrs n=16, 2.9 yrs n=12, 3.0 yrs Treatment none none none FAB FAB REP FAB FAB REP AT1001 AT1001 # With B-line Proteinuria ^1g N/A 4/20 (e) N/A 10/10 6/6 22/22 0/42 0/9 0/58 1/16 1/12 Mean BL GFR CRI onset 70 85 ~100 79 90** ~135 94 90** 91 91 Notes: Figure modified from West, 2009; West, Breunig and AT1001 data exclude hyperfiltrators;* R= responders with mutations eligible for Ph3 excluding 1 subject previously categorized as a non-responder, ** mean GFR for all subjects in West 2009 prior to ERT was 90 ml/min Preliminary Data

Responders Demonstrated a Trend Towards Reduced Proteinuria in Phase 2 Extension Note: Median and 25%, 75% quartiles presented; Excludes subjects with no baseline value; includes dose interruption period; One responder was LLOQ at baseline and after treatment 10/11 responders demonstrated a reduction Encouraging because ERT has not demonstrated a clear effect on proteinuria Percent Change in 24-hour Urine Protein from Baseline to Last Timepoint -21% +38% Non-Responders (n=2) Responders (n=10) Preliminary Data

Amigal for Fabry Disease Significant commercial opportunity 2001A 2002A 2003A 2004A 2005A 2006A 2007A 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 Other 26.46 168.84 395.01 815.22 1142.82 1351.98 1606.5 1810.62 1996.47 2171.12 2330.14 2486 2638.12 2795.08 2957.86 3122.52 3295.03 3468.84 3645.01 3827.92 Cannibalized 15.54 99.16 231.99 478.78 671.18 794.02 943.5 1063.38 1172.53 1287.88 1482.86 1743 2089.88 2470.92 2861.14 3200.48 3444.97 3659.16 3876.99 4124.08 Amigal Growth 0 0 0 0 0 0 0 0 0 11 99 245 468 718 973 1183 1307 1404 1503 1624 Non-addressable mutations Fabry Patients Addressable mutations Amigal Monotherapy Fabry Market (2008) is $670MM+ with 18%+ CAGR (1) Sales and CAGR based on 2008 company 10Ks; (2) Future market growth extrapolated from JP Morgan, AG Edwards, SG Cowen and Credit Suisse projections through 2010

Amigal for Fabry Disease Phase 2 and Phase 2 extension data suggest promising Phase 3 outcome Enzyme levels increased GL-3 levels reduced Preliminary evidence of positive impact on renal function Excellent safety profile Physicians are keeping patients on therapy Study 012 for EU registration commencing 2H 2010 Important medical and business opportunity First oral treatment Established market We are confident in likelihood of successful Phase 3 program

RARE DISEASE FRANCHISE Chaperone-ERT Combo Therapy

Chaperone-ERT Combination Therapy Potential to significantly enhance ERT safety and efficacy Reduce loss of activity in the circulation Increase effectiveness of ERT Improve safety of ERT Decrease quantity of ERT with reduced infusion time and costs Status and next steps Preclinical proof-of-concept established in Fabry and Pompe Plan to initiate Phase 2 clinical study with Amigal and ERT in 2010 Evaluating options to advance programs in Pompe and Gaucher Expansion of PC technology strengthens rare disease franchise

Amigal Increases Fabrazyme® Stability

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Denaturation Time Course of Fabrazyme at pH=7.4


100%
50%
0%
% Folded Fabrazyme
0
5
10
15
20
25
Time (hrs)
Fabrazyme alone
+ 10 μM Amigal

Percent folded rhα-Gal (Fabrazyme) ± 10 μM AT1001 at 37 °C

Amicus Therapeutics

Amigal Increases Fabrazyme Tissue Uptake Skin Heart Kidney ?-Gal A Activity ?-Gal A Activity ?-Gal A Activity AT1001 (mg/kg) AT1001 (mg/kg) AT1001 (mg/kg) Untreated 1 mg/kg Fabrazyme 12-wk old ?-Gal A deficient mice Single IV injection of Fabrazyme +/- oral AT1001 30 min before and 2 hrs after injection Tissue collected 7 days after Fabrazyme injection to measure rh?-Gal A activity n=7-8 mice/group; *p<0.05 vs. untreated and #p<0.05 vs. rh?-Gal A alone, t-test

Amigal Increases GL-3 Clearance by Fabrazyme Skin Heart Kidney GL-3 (% untreated) GL-3 (% untreated) GL-3 (% untreated) AT1001 (mg/kg) AT1001 (mg/kg) AT1001 (mg/kg) Untreated 1 mg/kg Fabrazyme 12-wk old ?-Gal A deficient mice Single IV injection of Fabrazyme +/- oral AT1001 30 min before and 2 hrs after injection Tissue collected 7 days after Fabrazyme injection to measure rh?-Gal A activity n=7-8 mice/group; *p<0.05 vs. untreated and #p<0.05 vs. rh?-Gal A alone, t-test

Amigal for Fabry Disease Treatment options for all patients 2001A 2002A 2003A 2004A 2005A 2006A 2007A 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 Other 26.46 168.84 395.01 815.22 1142.82 1351.98 1606.5 1810.62 1996.47 2171.12 2330.14 2486 2638.12 2795.08 2957.86 3122.52 3295.03 3468.84 3645.01 3827.92 Cannibalized 15.54 99.16 231.99 478.78 671.18 794.02 943.5 1063.38 1172.53 1287.88 1482.86 1743 2089.88 2470.92 2861.14 3200.48 3444.97 3659.16 3876.99 4124.08 Amigal Growth 0 0 0 0 0 0 0 0 0 11 99 245 468 718 973 1183 1307 1404 1503 1624 Non-addressable mutations Fabry Patients Addressable mutations Amigal Monotherapy Amigal-ERT Combo Therapy Fabry Market (2008) is $670MM+ with 18%+ CAGR Potential to treat entire patient population (1) Sales and CAGR based on 2008 company 10Ks; (2) Future market growth extrapolated from JP Morgan, AG Edwards, SG Cowen and Credit Suisse projections through 2010

CNS DISEASE FRANCHISE

Parkinson's Disease & Gaucher Disease An established genetic link Gaucher carriers have an estimated 5-fold increased risk for Parkinson's disease Multiple independent studies in different populations Mutations in the gene (GBA) now considered most common genetic risk factor for Parkinson's disease The New England Journal of Medicine N Engl J Med 2009;361:1651-61

Significant Advancements in Parkinson's Increasing Gcase leads to synuclein reduction Untreated PC-Treated Vehicle 3 weeks 15 weeks 15 weeks Synuclein Synuclein/NeuN Established proof-of-concept in Parkinson's animal models Prevention of synuclein in accumulation in the brain Improvements in behavioral characteristics and motor function

Alzheimer's Disease Program Pharmacological chaperone approach ^-amyloid and P-Tau are hallmarks of Alzheimer's disease Potential to use pharmacological chaperones to increase activity of target enzymes and decrease ^-amyloid and P-tau Apparent link between various lysosomal enzymes and accumulation of ^-amyloid and P-Tau deposits in the brain Proceedings of the National Academy of Science Proc Natl Acad Sci USA 2009;106:8332-7

Amicus Therapeutics Focused on execution of Amigal Phase 3 program Investing in rare disease and CNS disease franchises Exploring multiple strategic partnership opportunities in rare and CNS disease franchises to build on financial strength Continue to build shareholder value in 2010

Corporate Presentation May 2010